Exhibit 99.1

PARAGON
OFFSHORE
2014 Wells Fargo Energy Symposium
Presentation for 1x1 Meetings
December 8-9, 2014
New York, NY
www.paragonoffshore.com

Safe Harbor Statement
PARAGON
OFFSHORE
This material contains statements that are “forward-looking statements” about Paragon’s business and financial performance. These statements can be identified by the fact that they do relate strictly to current or historical facts. Each future projection is a forward-looking statement that involves certain risks, uncertainties and assumptions. These include but are not limited to operational risks, actions by regulatory authorities or other third parties, costs and difficulties related to the separation, market conditions, financial results and performance, tax rates, ability to repay debt and timing thereof, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anticorruption laws, the future price of oil and gas, statements related to the anticipated mandatory tender offer for Prospector, the time frame in which it is expected to occur, the expected benefits of the proposed acquisition, the future financial performance of the assets after the proposed acquisition, and the contract backlog, revenue, condition or performance, contract commitments, dayrates, contract commencements, contract extensions or renewals of Prospector’s fleet, and other factors including those detailed in Paragon’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Paragon disclaims any duty to update the information presented here.
www.paragonoffshore.com 2

Agenda
PARAGON
OFFSHORE
Introducing Paragon
Offshore
Paragon’s Acquisition of
Prospector Offshore
Market Considerations
Conclusion
Paragon C461
www.paragonoffshore.com 3

Overview of Paragon Offshore
PARAGON
OFFSHORE
Business Overview
Offshore contract drilling services provider
Spin-off from Noble Corporation completed August 1, 2014
Headquartered in Houston, TX and incorporated in the United Kingdom
Acquired Prospector Offshore (OSE: PROS) on November 17, 2104
9/30/2014 Estimated EBITDA* by Region
India / Asia
7%
West Africa
6%
North Sea
32%
Brazil
25%
Middle
East
13%
Mexico
17%
Worldwide Offshore Presence
North Sea
Semis: 1
Jackups: 9
Canada
Hibernia
Platform
Operations
Middle East
Jackups: 9
Mexico
Jackups: 11
India/Asia
Drillships: 1
Jackups: 2
West Africa
Jackups: 4
Brazil
Drillships: 3
Semis: 1
Operating* Fleet Composition
Jackups Incl. Prospector: 35
Drillships: 4
Semisubmersibles: 2
Total: 41
* See Appendix for reconciliation to EBITDA. Map and Operating Fleet do not include “cold” stacked rigs, which includes two floaters, one jackup, and one FPSO.
www.paragonoffshore.com 4

PARAGON
OFFSHORE
Strong Third Quarter 2014 Operational Results
Contract Drilling Services Revenues: $440 million
EBITDA: $224 million
Net Income: $52 million
Earnings per Share: $0.59
Jackup Marketed Utilization: 80%
Average Jackup Dayrate: $117,208
Floater Marketed Utilization: 100%
Average Floater Dayrate: $284,571
Note: All Figures “As Adjusted”—See Appendix for reconciliation to As Reported
www.paragonoffshore.com 5

PARAGON
OFFSHORE
Paragon’s Strategy
Deliver reliable, safe, cost-efficient operations
Match our assets to customers in fit- for-purpose applications while maintaining industry-leading utilization
Manage our costs to preserve flexibility in changing dayrate environments
Practice disciplined capital allocation in terms of fleet maintenance, fleet renewal and returns to shareholders
Paragon DPDS2
www.paragonoffshore.com 6

PARAGON
OFFSHORE
Paragon’s Acquisition of Prospector Offshore
Transaction Summary
As of November 20, 2014, Paragon has acquired >98% of the outstanding shares of Prospector Offshore Drilling S.A. (“Prospector”)
Share Price: NOK 14.50 (~$2.13)
Share purchase price: ~$198 million
Prospector operates two high specification/harsh environment (HS/HE) jack-ups in the North Sea and has three additional, identical rigs under construction
Prospector is an excellent strategic fit with Paragon
Brings two HS/HE rigs with attractive contracts in the key North Sea market
Adds contract backlog valued at $384 million
Strengthens Paragon’s relationship with Total
Expands the technical capabilities of Paragon’s fleet, reduces Paragon’s fleet age and provides future contract opportunities for high-spec rigs in core markets
Prospector is a low-risk opportunity for Paragon to begin renewing its fleet
PROSPECTOR 1
www.paragonoffshore.com 7

PARAGON
OFFSHORE
Contract Overview and Delivery Schedule of
Propsector Offshore’s Rigs
PROSPECTOR 1 has a firm charter duration of 730 days, plus one 1-year option and four 6-month options with Total
The total revenue backlog for firm period is estimated to be USD 135 MM excluding mobilization fee
PROSPECTOR 5 has a firm charter duration of 1,095 days, plus two 1-year option with Total
The total revenue backlog for firm period is estimated to be USD 249 MM including mobilization fee
PROSPECTOR 6 has an option with the shipyard to delay the delivery of the rig by four months from Dec 2014 to Apr 2015
The remaining yard installments for PROSPECTOR 6 - 8 are USD 201MM, USD 199MM and USD 199MM respectively (payable at delivery)
The rig construction contracts are non-recourse to Prospector
Delivery Schedule & Contract day rate (USD k/d)
Rig Yard Construction costs 2013 2014 2015 2016 2017
PROSPECTOR 1 DSIC 185 Sep 2013 TOTAL $185k/d $185k/d
(CN)
PROSPECTOR 5 SWS 203* June 2014 TOTAL $218k/d $218k/d
(CN)
203* Apr 2015
PROSPECTOR 6 SWS
(CN)
214* Sep 2015
SWS
PROSPECTOR 7
(CN)
214* Mar 2016
PROSPECTOR 8 SWS
(CN)
*Includes USD 7MM OFE allowance
Under construction Mobilization
/ Site preparations Contracted
Options
Uncontracted
Source: Prospector
www.paragonoffshore.com 8

PARAGON
OFFSHORE
Acquisition of Prospector Provides Paragon the
Opportunity to Improve Fleet Age by 5 Years*
Average fleet age in years, Jack-Up fleets
0 10 20 30 40
Prospector 0
Seadrill 3
Transocean 7
Maersk Drilling 11
Noble 13
COSL 15
Rowan 18
Ensco 23
PGN + PROS * 30
Hercules 31
Offshore
Shelf Drilling 32
Paragon
Offshore 35
Nabors 37
Jack-Up fleet sizes (# rigs)
0 10 20 30 40 50
Ensco 42
PGN + PROS* 39
Shelf Drilling 39
Hercules Offshore 36
COSL 35
Paragon Offshore 34
Rowan 30
Seadrill 29
Maersk Drilling 16
Transocean 15
Noble 15
Nabors 10
Prospector 5
* Assumes Prospector’s fleet includes the two delivered rigs as well as the three rigs under construction.
Source: ODS-Petrodata
www.paragonoffshore.com 9

PARAGON
OFFSHORE
Prospector Transaction Next Steps
Commence a mandatory tender offer for the remaining outstanding shares in Prospector within four weeks with the intent to require all remaining shares
Continue discussions with Prospector’s bank
group on Prospector debt
Term Loan: $270 million (LIBOR
+ 350 bps)
Bond holders: $100 million (7.75%)
Examine refinancing opportunities / requirements
Begin integration of Prospector into Paragon
Focus on marketing opportunities for Prospector 6
www.paragonoffshore.com 10

Paragon's Contract Coverage November 17, 2014 Fleet Status Including Prospector Rigs

PARAGON OFFSHORE



Jackup
Floater
Prospector
2014
2015
2016
2017
Rig Name
Region
J J A S O N D
J F M A M J J A S O N D
J F M A M J J A S O N D
J F M A M J J A S O N D
L1112 (NEH) India
M1161 (NCY) Arabian Gulf
L786 (NKD) Arabian Gulf
Prospector 5 North Sea
DPDS3 (NRE) Brazil
DPDS2 (NLS) Brazil
M1162 (NRR) Arabian Gulf
Prospector 1 North Sea
MSS2 (NTM) Brazil
B301 (NJH) Mexico
B391 (NJR) North Sea
M825 (NEN) West Africa
L1113 (NJS) Mexico
M842 (NEP) Mexico
L1115 (NHD) Arabian Gulf
C462 (NPvE) North Sea
C20051 (NAW) North Sea
B152 (NDF) Arabian Gulf
C461 (NLB) North Sea
Dhabi II Arabian Gulf
HZ1 (NGS) North Sea
MSS1 (NTvL) North Sea
MDS1 (NDU) India
M824 (NTJ) Mexico
L782 (NPJ) West Africa
L785 (NGM) Malaysia
M531 (NLJ) Mexico
M821 (NCN) Mexico
C463 (NRH) North Sea
L781 (NRB) Mexico
M841 (NBJ) Mexico
C20052 (NBW) North Sea
L783 (NTC) West Africa
L784 (NJP) Arabian Gulf
M826 (NLN) West Africa
M823 (NEF) Mexico
L1114 (NSN) Mexico
DPDS1 (NPH) Brazil
L1116 (NGR) Mexico
L1111 (NGA) Arabian Gulf
M822 (NCS) Arabian Gulf
2015 Committed Days
Jackups: ~51%
Floaters: ~64%

Source: Company data

www.paragonoffshore.com 11

PARAGON
OFFSHORE
Agreement with Petrobras to Transfer Backlog from DPDS1 to MSS2
As part of our ongoing discussions with Petrobras, Petrobras proposed an early release for the
DPDS1 and a transfer of the value of the backlog from the DPDS1 to the MSS2
Elements of the agreement:
DPDS1 released by Petrobras effective November 30
Value of backlog from December 1 to May 2015 = 154 days at $290k/day = $44.7 MM
Backlog transferred to MSS2 at $273k/day keeps rig on contract until April 2016
Plans for DPDS1
Deferral of $20-25 MM shipyard project
Mobilize rig to US Gulf and stack
Examine contracting opportunities in Mexico, West Africa, and Southeast Asia
Estimated associated costs: Demobilization: $6.5 MM; Preservation: $500k; Daily stack cost: <$5k
Better margins on MSS2
$ Thousands DPDS1 $ Thousands MSS2
290 273
300 300
200 200 200 125
100 100
0 0
Dayrate Op Cost Dayrate Op Cost
www.paragonoffshore.com 12

PARAGON
OFFSHORE
$2.4 Billion of Backlog Including Prospector and
Adjusted for Petrobras Agreement as of 10/31/2014
Backlog by Customer
as of 10/31/2014
Other,
20%
Nexen, Petrobras
3% ,34%
ADMA-
OPCO,
5%
ONGC, Total,
9% Pemex, 20%
9%
~60% of Backlog with NOCs
62% jackups, 38% floaters
$ in millions
$ 800
$ 677
$ 600
$426
$ 400
$282
$ 191
$ 200 $ 172
$147
$127
$111
$93
$ 67 $70
$20 $ 26
$ 0
2014E Remaining 2015E 2016E 2017E 2018E
Jackups Floaters Prospector
www.paragonoffshore.com 13
Source: Company data

Industry-Leading Safety and Quality Performance

PARAGON OFFSHORE

Commitment to Safety and Quality

Strong Safety Record


1.00
0.75
0.50
0.25
0.00
0.61
0.50
0.81
0.41
0.76
0.54
FY2012
FY2013
Q3 2014 YTD
IADC
Paragon

Customers recognize our commitment to safety and performance

- ~50% lower TRIR[1] than International Association of Drilling Contractors (IADC) in 2013[2]
- Continued improvement and outperformance as compared to IADC

Promotes strong relationships with key stakeholders such as employees, customers, and the local communities in which we operate

We believe that our excellent safety record contributes to lower downtime and lower costs

1. TRIR defined as the number of recordable injuries and illnesses incurred in the period multiplied by 200,000 and then divided by the total number of employee hours worked. A lower TRIR is better.
2. Includes both offshore and onshore contract drillers

www.paragonoffshore.com 14

PARAGON
OFFSHORE
Market Considerations
Returns for industry players have been negatively impacted in recent years by a variety of factors
Jackup market capacity additions create potential challenges for drilling contractors
Challenges and opportunities in the short-term
Breakeven oil prices for various play types
Paragon DPDS3
www.paragonoffshore.com 15

PARAGON
OFFSHORE
Key Issues Impacting Returns in Recent Years
For Operators
Financial crisis and resulting host government responses
Macondo incident and impact on ultradeepwater activity and project costs
Rise of North American shale plays
Reduced conventional exploration success
Increased pressure from investors to return cash to shareholders
For the Drilling industry
Rising labor costs and competition for crews
Increasing regulation
Increasing local content requirements
Increasing number of national drilling contractors
Increasing rig supply
Increasing industry fragmentation
A changing environment for both Operators and Contractors
www.paragonoffshore.com 16

PARAGON
OFFSHORE
Newbuild Jackup Orders According to IHS
November 21, 2014
147 Anticipated Jackup Deliveries
160 120 80 40 0
147 20 23 104 61 30 13
Total Newbuilds Contracted Rigs Rigs on Order-No Contract Rigs Under Construction-No Contract China Singapore Other (USA, UAE, India, Indonesia, Qatar)
Forecasted Deliveries by Year
80 70 60 50 40 30 20 10 0
13 67 53 14
2014 2015 2016 2017
Other
UAE
Singapore
China
Contracted
10 8 36 73 18
Yards in China with No Deliveries
Prior to 2010
China Merchants...
SWS
Yantai Raffles
COSCO Dalian
CPLEC
Shanhaiguan
Shanghai Zhenhua
CSSC...
COSCO Qidong
Qingdao Wuchan
Yangzijiang...
0 10 20
Number of Units
62 jackups Over 28 different customers
21
12
6
6
4
4
4
2
1
1
1
Source: IHS Petrodata 11.21.14
www.paragonoffshore.com 17

PARAGON
OFFSHORE
Newbuild Floater Orders According to IHS
November 21, 2014
91 Anticipated Floater Deliveries
62 Ships, 29 Semis
120 80 40 0
91 49 15 27 15 10 2
Total Newbuilds
Contracted Rigs
Rigs on Order-No Contract
Rigs Under Construction-No Contract
South Korea
China
Other (Singapore, Azerbaijan)
Rig by Design
39 9 9 9 7 7 7 6
Gusto 12000
DSME 12000
Jurong Espadon (Sing.)
EAS Espadon (Brazil)
Samsung 12000
KFELS DSS38
Moss CS-60
Other
Forecasted Deliveries by Year
30
25
20
15
10
5
0
2014
2015
2016
2017
2018
2019
2020
10 28 20 18 9 4 2
Other
Singapore
South Korea
China
Contracted (Brazil-built)
Contracted (Non-Brazil built)
4
3
19
14
28
21
Source: IHS Petrodata 11.21.14
www.paragonoffshore.com 18

PARAGON
OFFSHORE
Differences Between Floater and Jackup Markets
Fixtures for UDW Rigs > 7,500’
Day rate
630000
567000
504000
441000
378000
315000
252000
189000
126000
63000 Fixture date
01-Aug-13 20-Sep-13 09-Nov-13 29-Dec-13 17-Feb-14 08-Apr-14 28-May-14 17-Jul-14 05-Sep-14 25-Oct-14
Ultradeepwater Floater Markets
Few fixtures over last 12 months and downward day rate trend
Demand governed by relatively few customers (supermajors, Petrobras) who have alternative uses for capital (e.g., Lower 48 onshore)
Supply of 91 units scheduled for delivery between now and 2020; built largely by established drilling contractors (50) or for Petrobras (29)
Fixtures for International ILC Jackups
Day rate
310000
279000
248000
217000
186000
155000
124000
93000
62000
31000 Fixture date
01-Aug-13 22-Sep-13 14-Nov-13 06-Jan-14 28-Feb-14 22-Apr-14 14-Jun-14 06-Aug-14 28-Sep-14 20-Nov-14
International Jackup Markets
Many fixtures over last 12 months at flat rates
Many more jackup customers vs. floater customers; not nearly as many opportunities to redeploy capital away from offshore; additional demand projected
Supply of 147 units scheduled for delivery between now and 2017
Newbuild rigs largely ordered by financial speculators (more than 50%) looking to sell
www.paragonoffshore.com 19
Source: IHS Petrodata 11.23.14; Trendlines inserted by IHS

PARAGON
OFFSHORE
People—A Key Ingredient for Success and an
Advantage for Paragon
With 147 jackups and 93 floaters under construction, the industry needs to add a significant number of people to crew these units
At an average of 100 people per rig, we could need more than 20,000 new employees to crew these rigs if all are incremental to current supply.
Although rig stacking and retirements will likely make crews available for some newbuilds, a large proportion of the workforce is past the age of 50, which means that the “great crew change” is coming
Many safety and downtime incidents can be traced to human error—those contractors with the most experienced crews and best training programs, like Paragon, are best positioned for success
www.paragonoffshore.com 20

PARAGON
OFFSHORE
Where Are We Headed?
Short-term: More Challenges Than Opportunities
Challenges
Near-term lower oil price environment
2015 E&P capital budgets reduced for some oil companies
Customer focus on project cost reduction
Speculative rig construction continues
Absorption of new rigs into the industry—crews and safety
Increasing nationalism
Opportunities
Consolidation
Fleet renewal
Re-setting cost bases
New country openings
www.paragonoffshore.com 21

PARAGON
OFFSHORE
Rystad Energy’s Global Liquids Cost Curve
Break-even prices for non-producing assets
Break-even price, USD/bbl
125 100 75 50 25 0
Average breakeven
Onshore Middle East
Offshore Shelf
Deepwater
Onshore Row
Extra Heavy oil
Onshore Russia
NAM Shale
Ultra Deepwater
Arctic
Oil Sands
29 43 49 53 54 55 57 62 74 78
0 10 20 30 40 50 60 70 80 90 100
Total 2020 liquid production, million boe/d
Offshore shelf developments are well-positioned on the global cost curve
Paragon mainly serves NOCs and smaller Independents who generally have different strategic drivers as compared to the Supermajors
Believe shelf drilling operations—new wells and workovers—are likely to continue in this price environment
Source: Rystad Energy; June 12, 2014: http://www.rystadenergy.com/AboutUs/NewsCenter/PressReleases/global-liquids-cost-curve
www.paragonoffshore.com 22

PARAGON
OFFSHORE
Conclusion
www.paragonoffshore.com 23

PARAGON
OFFSHORE
Disciplined Capital Allocation
The Focus for Paragon Offshore
Focus on Existing Fleet
Secure contract renewals
Make disciplined investments to maintain fleet, improve competitiveness, extend life
• $180 MM Maintenance (base budget + survey-related expenditures)
• $120-150 MM Discretionary — Capability Upgrades, Customer
Requirements, Capital Spares
Explore sales of stacked rigs; potentially others
Renew the Fleet
Lower average fleet age over time
Be opportunistic and disciplined
Refrain from spec building
Focus on quality designs and yards; primarily jackups
Steward Our Resources
Initiated $0.50/share dividend; first quarterly installment paid in November 2014; expect to be sustainable and growable shares Explore and act as appropriate on opportunities to reduce debt and/or repurchase
Seek to remain leverage-neutral when considering opportunities
Invest through lens of ROCE
Look for creative ways to finance acquisitions
www.paragonoffshore.com 24

PARAGON
OFFSHORE
Why Paragon Offshore?
Significant Scale, Size and Expertise
Low-cost Driller with Proven Record of Excellence
Strong Backlog and Established Diverse Customer Base
Well-Maintained “Workhorse” Fleet of Rigs
Opportunistic Acquirer
Total Return Investment Vehicle
Paragon C20051
www.paragonoffshore.com 25

PARAGON
OFFSHORE
NYSE Listed: PGN
3151 Briarpark Drive
Houston, TX 77042
832.783.4000
For additional information, contact: Lee M. Ahlstrom
SVP-Investor Relations, Strategy & Planning lahlstrom@paragonoffshore.com
www.paragonoffshore.com

PARAGON
OFFSHORE
Appendix
www.paragonoffshore.com 27

PARAGON
OFFSHORE
3Q14 Adjusted Net Income (Non-GAAP) to Net Income (GAAP)
(In thousands, except per share amounts)
(Unaudited)
The following tables sets forth the reconciliation of adjusted net income (non-GAAP) to net income:
Three Months Ended September 30, 2014
Net income (loss) $(894,216)
Less:
Gain on repurchase of long-term debt (6,931)
Add:
Loss on impairment 928,947
Tax impact of loss on impairment 24,079
Adjusted net income $51,879
Allocation of adjusted net income
Basic and Diluted
Adjusted net income $51,879
Earnings allocated to unvested share-based payment awards (2,041)
Adjusted net income to ordinary shareholders - basic and diluted $49,838
Weighted average number of shares outstanding - basic and diluted 84,753
Weighted average unvested share-based payment awards 3,471
Adjusted earnings per share
Basic and Diluted $0.59
www.paragonoffshore.com 28

3Q14 As Adjusted Measures (Non-GAAP) to As Reported Measures (GAAP)

PARAGON OFFSHORE

PARAGON OFFSHORE PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (cont'd)
(In thousands, except operating statistics)
(Unaudited)

	As Reported			Rigs Retained or Sold by Noble			As Adjusted		
	Three Months Ended			Three Months Ended			Three Months Ended		
	September 30,		June 30,	September 30,		June 30,	September 30,		June 30,
	2014	2013	2014	2014	2013	2014	2014	2013	2014
Operating revenues									
Contract drilling services	$ 456,174	$ 468,348	$ 462,334	$ 15,904	$ 50,399	$ 41,296	$ 440,270	$ 417,949	$ 421,038
Labor contract drilling services	8,562	8,466	8,146	-	-	-	8,562	8,466	8,146
Reimbursables and other	40,486	12,868	8,477	327	917	1,078	40,159	11,951	7,399
	505,222	489,682	478,957	16,231	51,316	42,374	488,991	438,366	436,583
Operating costs and expenses									
Contract drilling services	217,378	219,022	222,317	5,701	18,813	16,972	211,677	200,209	205,345
Labor contract drilling services	6,593	6,110	6,223	-	-	-	6,593	6,110	6,223
Reimbursables	35,592	9,588	5,224	158	729	497	35,434	8,859	4,727
Depreciation and amortization	108,027	105,445	112,536	3,877	11,727	11,255	104,150	93,718	101,281
General and administrative	12,037	16,911	12,683	536	1,781	901	11,501	15,130	11,782
Loss on impairment	928,947	3,585	-	-	3,585	-	928,947	-	-
Gain on disposal of assets, net	-	(35,646)	-	-	(35,646)	-	-	-	-
Gain on contract settlements/extinguishments, net	-	(22,573)	-	-	-	-	-	(22,573)	-
Gain on repurchase of long-term debt	(6,931)	-	-	-	-	-	(6,931)	-	-
	1,301,643	302,442	358,983	10,272	989	29,625	1,291,371	301,453	329,358
Operating income	(796,421)	187,240	119,974	5,959	50,327	12,749	(802,380)	136,913	107,225
Other income (expense)									
Interest expense, net of amount capitalized	(22,453)	(1,318)	(2,972)	n/a	n/a	n/a	(22,453)	(1,318)	(2,972)
Interest income and other, net	340	1,237	338	n/a	n/a	n/a	340	1,237	338
Income (loss) before income taxes	(818,534)	187,159	117,340	5,959	50,327	12,749	(824,493)	136,832	104,591
Income tax provision	(75,682)	(29,524)	(22,292)	n/a	n/a	n/a	(75,682)	(29,524)	(22,292)
Net income (loss)	$ (894,216)	$ 157,635	$ 95,048	$ 5,959	$ 50,327	$ 12,749	$ (900,175)	$ 107,308	$ 82,299
Add:									
Income tax provision	75,682						75,682	29,524	22,292
Interest expense, net of amount capitalized	22,453						22,453	1,318	2,972
Loss on impairment	928,947						928,947	-	-
Depreciation and amortization	108,027						104,150	93,718	101,281
Less:									
Gain on repurchase of long-term debt	(6,931)						(6,931)	-	-
Interest income and other, net	-						(340)	(1,237)	(338)
EBITDA	$ 233,962	(1)					$ 223,786	$ 230,631	$ 208,506

(1) EBITDA as defined in the credit facility agreement.

www.paragonoffshore.com 29

3Q14 As Reported and As Adjusted Operational Information

PARAGON OFFSHORE

PARAGON OFFSHORE PLC
OPERATIONAL INFORMATION
(In thousands, except operating statistics)
(Unaudited)

	As Reported			Rigs Retained or Sold by Noble			As Adjusted		
	Three Months Ended			Three Months Ended			Three Months Ended		
	September 30,		June 30,	September 30,		June 30,	September 30,		June 30,
	2014	2013	2014	2014	2013	2014	2014	2013	2014
Rig fleet operating statistics (1)(2)									
Jackups:									
Average Rig Utilization	77%	93%	76%	50%	100%	50%	77%	93%	78%
Marketed Utilization (3)	79%	96%	78%	50%	100%	50%	80%	96%	80%
Operating Days	2,447	3,096	2,492	31	184	91	2,416	2,912	2,401
Average Dayrate	$ 116,967	$ 105,413	$ 113,125	$ 98,194	$ 96,614	$ 98,625	$ 117,208	$ 105,969	$ 113,675
Floaters:									
Average Rig Utilization	76%	67%	78%	100%	100%	100%	75%	63%	75%
Marketed Utilization (3)	100%	86%	100%	100%	100%	100%	100%	83%	100%
Operating Days	583	552	637	31	92	91	552	460	546
Average Dayrate	$ 291,498	$ 257,210	$ 283,221	$ 414,839	$ 354,596	$ 355,174	$ 284,571	$ 237,733	$ 271,229
Total:									
Average Rig Utilization	77%	84%	76%	67%	60%	67%	77%	87%	77%
Marketed Utilization (3)	82%	90%	82%	67%	60%	67%	83%	94%	83%
Operating Days	3,030	3,648	3,129	62	276	182	2,968	3,372	2,947
Average Dayrate	$ 150,548	$ 128,381	$ 147,752	$ 256,516	$ 182,605	$ 226,901	$ 148,334	$ 123,943	$ 142,865

(1) We define average rig utilization for a specific period as the total number of days our rigs are operating under contract, divided by the product of the total number of our rigs, including cold-stacked rigs, and the number of calendar days in such period. Information reflects our policy of reporting on the basis of the number of available rigs in our fleet.
(2) Excludes the Paragon FPSO1.
(3) Excludes the impact of Paragon cold-stacked rigs.

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PARAGON
OFFSHORE
30 September 2014 Summary Balance Sheet
Assets (in thousands)
Cash
$81,908
Total Current Assets
$643,565
PPE, Net
$2,033,635
Other Assets
$103,092
Total Assets
$2,780,292
Liabilities and Equity
Total Current Liabilities
$435,716
Long-term Debt
$1,670,087
Deferred income taxes
$79,482
Other Liabilities
$120,110
Total Liabilities
$2,305,395
Total Equity
$474,897
Total Liabilities and Equity
$2,780,292
Source: Company’s Quarterly Earnings Press Release for the nine months ended September 30, 2014
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